Gabelli Funds: 48th Annual Automotive Symposium November 4th, 2024

Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.” Forward Looking Statement & Disclosures 2

NN At A Glance

- **Best-In-Class** maker of high-precision, complex metal products
  - Achieved $113 million in new business wins from Q1'23 – Q3'24; goal is $65 million wins per year for next 5 years.
    - Transforming revenue and margin profile
  - Targeted markets are passenger vehicles, electrical grid, and orthopedics
  - Targeted product applications for auto are steering, braking, fuel efficiency, electrical shielding and vehicle control

Two Primary Product Segments:

  - Power Solutions products are primarily precision stamped parts, pated parts, and subassemblies and plated parts and assemblies.
  - Mobile Solutions products are primarily machined parts and assemblies.

- **Global Manufacturing Platform:** 25 facilities in 6 countries, 49% ownership in China JV machining plant with sales > $100 million

- **Strategic Partner** to diversified and global customer base with long standing business relationships and long-running business streams

Revenue[1]	Adjusted EBITDA%[1]	Customers
$470 Million	*10%*	*>1,100*

Adjusted EBITDA[1]
$46 million

Global Employees
~3,100; Additional ~700 in China JV

Revenue Breakdown (1)


39%
Power Solutions
61%
Mobile Solutions

BEYOND RELIABLE

More details on products and capabilities in the Appendix

(1) Trailing Twelve Months as of 9/30/24

3

4 NN’s Provides a Strong Growth Play in Global Auto Market for both Geographic Shifts and Product Shifts Above-market growth potential Global trends favor NN’s capabilities Unique view into industry direction Carryover into Other End Markets • Changes underway in global auto market favor NN’s historical/current product and geographical advantages as a precision parts maker • Ideal capabilities for next-gen steering, braking, vehicle control, electrical shielding, bus bar and fuel efficiency • The auto trend towards higher precision vehicle operation favor specialist manufacturers like NN • Similar trends also seen in global Medical market • Position in value chain gives NN a POV across many OEs and Tier-1 next-gen vehicle programs • Downstream visibility into ICE, Hybrid and BEV vehicle types de-risks resource deployment • Vantage point informs commercial strategy and strengthens win rate of new business program • Automotive and Medical markets can utilize same equipment – adding flexibility to commercial strategy • Growing into our balance sheet, and optimizing capital structure as we go

NN's Markets Healthy, Business On Track

Primary End Market Outlook				
End Market	**~% of NN Revenue**	**Market Indicators**	**+/-**	**NN's Outlook vs. Market**
Global Passenger Vehicle	**40%**	Global light vehicle production is flat; global demand patterns undergoing change China market significantly outpacing US/EU in BEV, Y/Y, and share of EVs is increasing rapidly as China EV leaders are dominating other global brands US light vehicle forecast up modestly (LSD%) in FY25; Globally inventory and demand are balanced with some NA soft spots	↔	Expanding capacity in China to make highest value products; steering, braking, and fuel efficiency *The '**Connect and Protect**'* product line is focused onto electrical connector, electrical harness and bus bar for vehicles and chargers
General Industrial	**30%**	*Statista* forecasts approximately 3% growth	↗	Demand is generally steady for the industries that we serve
Power Grid and Electricity Control	**15%**	Global power grid market modest growth, driven by software and replacement Electrical distribution and control strong in Industrial, weaker in construction	↗	Strong smart meter business is healthy and growing; residential construction is flat-ish for circuit breaker products, business is steady
Commercial Vehicle	**10%**	Line haul to be down in FY'25, up significantly in FY'26 Market volatility in Class 6-8 higher than in passenger vehicles China now 1/3rd of global commercial trucks built	↔	NN's business is not expected to see much impact from market events Applications where NN operates are stronger than headline market demand
Medical Equipment, Surgical Tools, and Implants	**5%**	Orthopedic sales are steady and growing modestly	↗	Focused on growing a robust pipeline of new programs and awards Expanded long-term goal to $100M net sales

BEYOND RELIABLE

5

Globally Competitive Operational Footprint

Close-to-customer engineering centers coupled with both local and low-cost footprint

- Close proximity to customers in all major markets to meet local needs
- Low-cost country footprint aligned with strategy and facility optimization initiative
- Centers of excellence in engineering and manufacturing spanning four continents supporting regional requirements
- China Join Venture ("JV" or "China JV"), of which NN owns 49%, includes ~700 employees in one facility and generates $100+M+ in profitable revenue (included as other income in NN's consolidated financials)



North America	South America	Europe	APAC
71% REVENUE [1]	9% REVENUE [1]	8% REVENUE [1]	13% REVENUE [1]
47% EMPLOYEES	23% EMPLOYEES	10% EMPLOYEES	20% EMPLOYEES
18 FACILITIES	4 FACILITIES	2 FACILITIES	3 FACILITIES
~1,341 MACHINE CENTERS	~580 MACHINE CENTERS	~321 MACHINE CENTERS	~311 MACHINE CENTERS

**NN, Inc. logos represent employee concentration.*

[1] Trailing Twelve Months as of 9/30/24

BEYOND RELIABLE

6

7 Power Solutions: Stamped & Assembled Metal Products Provides: Customers with precision stamped parts, electroplated parts, assembly capabilities to help co-design and produce safe, durable, and high- quality mission-critical components across a flexible volume/mix platform End Markets: Electric Grid, Industrial, Vehicles, Electronics, Medical (new), Connector Parts (new), and Electric Shielding (new) Key Product Applications: Smart meters, circuit breakers, sensors, transformers, switchgears, defense, and surgical instruments Connector Shields Smart Meter Contact Assembly or “Blade” Medical Surgical Instruments Power Solutions – Stamped & Assembled Products Specializing in hard-to-make Stampings & Platings Design and build our own dies in-house In-house rapid prototyping to speed up the innovation process Good footprint between the US, Mexico and China

8 Mobile Solutions: Machined Metal Products Provides: Customers with precision machining and finishing capabilities to develop 6 sigma product designs with unmatched speed to market and advanced in-house precision engineering capabilities End Markets: Vehicles, (ICE/BEV/HEV), Industrial, and Medical (new) Key Product Applications: Electric power steering, electric braking, electric motors, gas and diesel fuel systems, emissions control for heavy duty (dosing) Precision Worm Shafts (electric power steering) Inlet Fittings Electric Motor Shafts Mobile Solutions – Machined Products Specialize in tough, quiet parts with micron tolerances Every part is customer designed Key is the best manufacturing process Lots of know- how We are part of a larger system We guarantee mating and compatibility Focused on next-gen processes and products Good footprint in US, Brazil, France, Poland, and China

9 Trends We See → Light Vehicle Production 2024 2025 2026 2027 LV Production 16.0 16.0 16.5 16.6 16.0 16.0 16.5 16.6 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 P ro d u c ti o n V o lu m e ( m il li o n s) North America Light Vehicle Production Forecast 2024 - 2027 Market Overview ▪ Growing slightly ; 2024 Forecast: 16.0M; 2027 Forecast: 16.6M ▪ Overall market growth for Electric Only vehicles averages 30% Y/Y, while Hybrids grow at a 20% rate on average ▪ Government funding National Electric Vehicle Infrastructure (NEVI) program dedicates $5 billion over five years to build a network of charging stations in 50-mile intervals along interstate highways. ▪ US gov has proposed increasing tariff on Chinese EV’s imported to US from 25% to 100% - targeting BYD’s low-cost car models Ford ▪ Refocusing on Hybrids (primarily Full HEVs) from BEVs, EV softness vs original estimates, some layoffs ▪ Delayed launch to retool Oakville (Canada) as EV assembly hub, and launch of Blue Oval City, TN Tesla ▪ Paused launch of Mexico Gigafactory until after U.S. Presidential Election ▪ Opened supercharged network to non-Tesla owners GM ▪ Debuting more Plug-in Hybrid Electric Vehicles (PHEVs) in 2027 given relaxed EPA regulatory changes ▪ Cadillac and GMC will update its plans to sell ICE models alongside Electric Vehicles into the next decade Stellantis ▪ Adjusting production due to high dealer inventory (>90 days), end-customer sales are better ▪ Even though ICE declines by 15% (-200K), see gains with EV’s (+3,278% / + 27K) and PHEV’s (+37% / 47K) Rivian ▪ Announced the development of the R2 (smaller SUV than R1S) as well as R3 (compact SUV) ▪ Will add 500 jobs to Normal, IL facility (total employed is 6,000) as it expands to build R2 and R3 Market is Overall Flat but Many Scrambled Forward Platform Decisions

• Expanding in China from 3 plants to 4 plants, installing over 300 new machines to make next-gen products. Have been in China for decades with over 1,000 employees • Clear trends as OEMs and Tier 1’s advance product solutions and increase Chinese production • China is among NN’s best plants in cost, quality, and capabilities – where NN makes its best, high-value products • Pipeline is strengthening, and with large/volume industry players 10 Macro Theme: China is Growing Fast with High-End Products *NN, Inc. logos represent employee concentration. • Plant operations in main auto markets • Most of NN’s customers are global enterprises, and we have a global footprint to serve them. • Pipeline of new business opportunities >$650 million, have secured over $50M of new business wins in 2024 YTD • NN is underway with a footprint upgrade and – closing 2 North American supply plants and opening 1 new factory in China Global footprint serves strategic needs Expanding NN’s China footprint

11 Trends We See → Steering Systems (*) NN Estimate Quality, Innovation and Cost continue to drive sourcing to NN Inc. ▪ Higher torque outputs in smaller packaging by selective material science ▪ Noise vibration and harshness (NVH) optimizations through DFM Input ▪ Efficiency test results = reduced losses yield range extension, and reliability Electric steering systems continue to present content rich, powertrain- agnostic opportunities globally The NN Inc. Advantage: ▪ Advanced processing techniques for high torque materials ▪ Competence to optimize NVH and efficiency through manufacturing quality ▪ Best total cost solutions – a global partner to OEM and Tier 1 suppliers.

12 Trends We See → Electric Vehicle Shielding & Connectors High Voltage Electrical systems within Hybrid and Electric Vehicles provides growth opportunities through multiple applications in the vehicle Quality, Innovation and Cost remain critical despite demanding requirements: ▪ Voltage requirements increasing from 400V to 800V/1000V ▪ Current carrying requirements vary from 30A to >300A ▪ Packaging space becoming constrained even though requirements are increasing The NN Inc. Advantage: ▪ Precision stamping capabilities to produce small and intricate designs ▪ Ability to hold tight tolerances to ensure accurate fit and performance ▪ In-house tooling development to provide best lead time and service possible ▪ Enhancing prototype capabilities to meet customer needs for samples and trial components Example: Electric Vehicle Architecture

13 Electrical Connector Shielding is a Growing Market NN is a dominant global supplier of custom EMI Shields in EV, Industrial, and Consumer Electronics NN shields exceed customer expectations in craftmanship, speed to market, through using our global manufacturing footprint Why use EMI Shields? ▪ Shielding helps in giving protection against electromagnetic interference. ▪ There is a stream of high current produced at a low frequency between the cables that travel from the battery and engine and the battery and charger. ▪ This in turn produces a large magnetic field that affects negatively other components of the vehicle. Every High Voltage Connector has a shield. ▪ The chart above represents total estimated market value of high voltage connection system shields ▪ FHEV includes only Full Hybrid Systems; Mild, 48V, and Start-Stop excluded ▪ BEV has high content per vehicle, as well as largest growth potential / opportunity

Rear Wheel Steering (RWS) Advantages ▪ Unique and safety-related improvements in vehicle handling ▪ Reduced brake distance on surfaces of varying friction ▪ Improved agility at low speeds and in evasive maneuvers ▪ Improved trailer stabilization ▪ Increased comfort in automated driving mode ▪ Economical and safe solution using a modular kit system and functional safety compliant control unit 14 Trends We See -> Rear Wheel Steering (RWS) Global RWS market size and forecast ($100M USD) 0 1 2 3 4 5 6 7 8 2020 2022 2023 2024 2025 China RWS market size and forecast ($6M USD) New NN Inc RWS parts (*) NN Estimate Source: Yiche.com Source: Yiche.com

15 New Market for NN: Orthopedic Implant Parts Joint Replacement Implants – Early success in targeted Medical market product innovation Participating in the Joint Replacement market* Significant global opportunity, expected to grow 6% in 2024 Largest segment in orthopedics; 36% of $59B global market Structural support for continued market strength due to backlogged procedures Femoral Stems - NN WUXI’s 1st implant product NN Wuxi’s machining capabilities position the business to continue winning and growing in this attractive, expanding global market Femoral STEMS Application Source: Orthoworld (*) Source: Orthoworld

Organic Growth Program Continues to Perform 16 NN Has Now Secured $113 Million of New Awards from Q1’23 to Q3’24 – Growth Program Gaining Strength ▪ Strong wins continue in China market with NN’s top, highest-quality products ▪ Continued focus on Electrical end markets, Medical end markets, Stamped products ▪ Turnaround of underperforming plants and on-time-delivery a key enabler ▪ Winning new business both above market growth rates and higher than customer rationalization ▪ On pace to achieve goal of $55 to $70 million of new business wins in 2024 ▪ Expect year-over-year Sales Growth in 2025 Machined Parts: 73% Mobile Solutions-Asia: 38% Auto: 74% Existing Customers: 75% Stamped Parts: 23% Power Solutions Produced: 27% Non-Auto: 26% New Customers: 25% Mobile Solutions NA / EU / SA Produced: 35% Assemblies: 4%

Deleveraging Also a Focus Area



Leverage*
3.9x
3.4x
3.2x
3.1x
3.2x
3.0x
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

Strategic Refinancing Process Continues – Will Help Accelerate Transformation and Future Growth

- Leverage has meaningfully declined Y/Y – reflecting improved adjusted EBITDA, strategic divestiture of Lubbock
- Refinancing strategy centered on improving flexibility and capacity vs. existing debt structure
- Process is influenced by NN's evolving growth capital and capacity expansion needs as well as the Company's changing cost structure

Deleveraging remains part of long-term capital structure optimization, including preferred equity

(*) Leverage multiple defined as net debt / trailing twelve month adjusted EBITDA

BEYOND RELIABLE.
17

2. “Group of 7” money-losing plants being fixed, adj. EBITDA dramatic YTD 18 50% 40% 50% 40% 60% Fix Sales & Grow the Company Deleverage & Refi Debt Expand Margins Fix Unprofitable Areas New Leadership Q3’23 YTD Q3’24 YTD ($8.4) ($0.8) Q3’23 YTD % Q3’24 YTD % Mobile increased 11.4% 13.1% Power* increased 21.3% 21.5% NN* increased 14.9% 16.3% Transformation Plan Making Solid Progress 1. Cemented Top Leadership • Still strengthening Medical, Electrical Grid, Stamped products, & select plants 3. Gross Profit Margins are expanding 4. Reduced leverage • Down from 3.9x from Q2’23 to 3.0x • Sold Lubbock, paid off debt, gained operational flexibility to go faster 5. Declining and rationalized legacy sales will be fully offset by >$100M of new wins – Expect year-over-year Sales Growth in FY’25 Transformation ~50% Complete After 5 Quarters ($millions) *Excludes Lubbock improvement

• Leveraging current footprint and capabilities to drive organic growth and more wins, supported by Ops improvements • Investing aggressively into a few areas: Medical & Electrical markets, capacity in low-cost geographies • Growing in China for Chinese market, and low-cost export markets New Approach to Winning Future Business • 1st of 3-phase transformation plan; sales wins, culling portfolio, growing profits, and cash flows • Fixing unprofitable areas; improving profits and margins via cost optimization, pricing, and better utilization • Increasing operating efficiency – heavy focus on precision automation Enterprise Transformation Underway • New top team focused on results and accountability; leading the transformation • Experienced in transforming cost structures, commercial agendas, M&A integration • Direct experience in NN’s end markets and customers New Top Leadership Team 19 • Leading manufacturer of high-precision, highly- technical machined and stamped metal products • Decades of proprietary engineering know-how • Products and expertise are applicable to diverse and desirable end market applications; automotive, medical & power Make Critical High- Spec Parts for Attractive End Markets; 50% Auto, 50% Other • Strategically managing operations for consistent free cash flow while investing into high- payback areas • Implementing a set of actions to improve WACC and strategic flexibility through a comprehensive refinancing • Remain focused on long-term capital structure optimization Lower Cost of Capital / Improve Capital Structure Investment Highlights: Enterprise Transformation Underway and Showing Results Repositioning, Increasing Competitiveness, and Delivering Results Remain Focus in FY’24

Appendix 20

21 FY’2024 Outlook Guidance Metric Forecast Range Net Sales $465 – $485 million Adjusted EBITDA $47 – $51 million Free Cash Flow $8 – $12 million New Business Wins $55 – $70 million ▪ Maintaining full-year 2024 outlook; subject to end market production ▪ 2025 is shaping up to reflect sales Y/Y growth with amount of new wins already in hand ▪ Winning new business at strong rate; targeting power, electrical, medical, and high-precision auto parts ▪ Markets are opportunity rich overall ▪ Cash flows to be invested judiciously in support of new business program and cost rationalization ▪ Cost initiatives and footprint rationalization will continue to have positive impact

Thank You 22 Joe Caminiti or Stephen Poe, Investors NNBR@alpha-ir.com 312-445-2870 Investor Contacts